UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSIONS
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT:

                             ------------------------

                         NETNATION COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    000-26881
                            (Commission File Number)

     Delaware                                           33-0803438
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                      Suite 1410, 555 West Hastings Street
                            Vancouver, B.C.   V6B 4N6
             (Address of principal executive offices, with zip code)


                                 (604)  688-8946
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On September 26, 2000, NetNation Communications, Inc. ("NetNation"), a Delaware corporation, announced that it has entered into a non-binding letter of intent to acquire American Digital Network Corporation, a private e-commerce and web site hosting company, in exchange for 2.25 million common shares of NetNation.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic".

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Item 7.   Financial Statements and Exhibits

     (c)     Exhibits.

99.1     News Release dated September 26, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               NETNATION COMMUNICATIONS, INC.


Date:     September 26, 2000   By:     /s/ Joseph Kibur
                                  ----------------------------------------------
                               Joseph Kibur
                               Chief Executive Officer


================================================================================

                         NETNATION COMMUNICATIONS, INC.
                                INDEX TO EXHIBITS


Exhibit     Description
Number
------      --------------------------------------------------------------------

99.1        News Release dated September 26, 2000

================================================================================

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NEWS RELEASE

NetNation Communications Enters Into Letter of Intent to Acquire American Digital Network Corporation

Acquisition Would Strengthen NetNation's Position in E-Commerce Hosting and Provide Network Operations Center

Vancouver, BC, and San Diego, CA - September 26, 2000. NetNation
Communications, Inc. ("NetNation"), (Nasdaq: NNCI), a global, top-ranked web
                                             ----
site hosting company, domain name registrar (DNR) and application service provider (ASP), announced today that it has entered into a non-binding letter of intent to acquire privately held American Digital Network Corporation ("ADN"),
an award-winning   e-commerce and web site hosting company, for 2.25 million
common shares of NetNation. ADN had revenue of $5.7 million in 1999 and has about 50 employees.

Based in San Diego, California, ADN, provides UNIX and NT web hosting services and ASP e-commerce solutions through its leading storefront product - eStoreManager. ADN also offers Web application services such as custom web site design and database interface applications. ADN's dedicated and co-located services are provided through their own Network Operations Center (NOC). Housed in a 20,000 square-foot facility, the NOC is built with state-of-the-art SONET OC-12 and multiple T-3s, making it one of the fastest and most reliable networks in the world. Among ADN's strategic partners are MicroSoft Corporation, (Nasdaq:
MSFT), Sun MicroSystems (Nasdaq: SUNW) and AT&T (NYSE: T).
----                             ----                  -

eStoreManager (http://www.eStoreManager.com) is a complete online selling
               ----------------------------
solution designed for the non-technical user. The browser-based store building system consists of a transaction processing system and secure socket layer (SSL) store hosting service offering merchandise presentation, discounts, promotions, reporting, order management and payment processing, all managed through a simple to use interface. eStoreManager was nominated for the 2000 Computerworld Smithsonian Award by Craig R. Barrett, President and CEO of Intel Corporation (Nasdaq: INTC).
         ----

"I came with this initiation since I believe NetNation and ADN are an excellent match," said David Talmor, Chairman and President of NetNation. "By combining the people, products and services of both companies, we will be able to provide our customers with the best one-stop complete Internet solution in the market. We look forward to working with the talented team at ADN." Added Mr. Talmor, "This acquisition will give us an established network operations center, saving us the time and expense of building our own data center in California."

"We view this transaction as an extremely positive step for our customers, employees and business partners who will benefit from NetNation products, services and international locations. Together we share a vision of providing the best possible products and services as the leading edge ASP for small and medium sized business," said Edward Azar, Chairman and CEO of ADN.

"ADN's e-commerce system, eStoreManager, is a leading application and allows our company to race ahead in the lucrative market for complete online e-commerce solutions," said Mr. Talmor. "ADN's expertise in NT hosting perfectly complements NetNation's leadership in the Linux/Unix hosting space.
Furthermore, from an investment industry point of view, this transaction is significant because it places NetNation on the radar screens of more web hosting and e-commerce analysts."

"NetNation's sales channels and international presence fit perfectly with our goal of establishing eStoreManager as the leading small and medium sized business e-commerce solution in the world," stated John Martis, President and COO of ADN. "We have also been impressed with the quality of NetNation's management team. Together, we can expedite the growth of our customer base in one of the most exciting and fastest growing segments of the Internet economy, ASP services for the SME market."

Completion of the acquisition is subject to a number of conditions including satisfactory completion of due diligence, execution of a definitive agreement, approval by the board of directors of NetNation and ADN, approval by the shareholders of ADN, and regulatory approval.

About NetNation Communications, Inc.

NetNation Communications, Inc. (http://www.netnation.com) is a global,
                                ------------------------
top-ranked web site hosting company, domain name registrar (DNR) and application service provider (ASP) with clients in more than 130 countries. NetNation has been consistently ranked among the top 10 web hosting companies in the world by leading industry evaluators. The company's wholly owned subsidiary, DomainPeople, Inc. (http://www.domainpeople.com) is an ICANN-accredited and
                    ---------------------------
operational registrar of Internet domain names. NetNation has strategic alliances with Cobalt Networks Inc. (Nasdaq: COBT), GT Group Telecom (Nasdaq:
                                             ----
GTTLB, TSE: GTG.B) and SmartAge.com. The company has offices in Vancouver, BC,
----        -----
San Diego, CA, and London, England. NetNation is a trademark of NetNation Communications, Inc.

More about American Digital Network Corporation

Since 1995, American Digital Network Corporation (http://www.adnc.com) has been
                                                  -------------------
a leading provider of strategic Internet solutions for business. ADN has a talented team who provide a comprehensive range of web site hosting options, one-stop award-winning e-commerce solutions (eStoreManager), and high-speed Internet connectivity services. ADN clients include both small businesses and leading companies such as Gartner Group (NYSE: IT), Ashworth Golf (Nasdaq:
                                               --
ASHW), General Instrument (NYSE: GIC), Raytheon (NYSE: RTNA), Imperial Capital,
                                 ---                   ----
San Diego Convention Center, Academic Press, and the U.S. Navy.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: In this news release, the word "will" and similar conditional or future-oriented expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.

Contacts:

NetNation Communications, Inc.

John Gomez
Investor Relations
Tel. 888 277 0000 Ext. 133
gomez@netnation.com
-------------------


American Digital Network Corporation

Rick Ono
Vice President of Marketing
Tel. (858) 576-4272
ricko@adnc.com
--------------

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